Federated Bond Fund (“Fund”)

Class A Shares

Class B Shares

Class C Shares

Class F Shares

Institutional Shares

Class R6 Shares

Class T Shares (“Classes”)

Portfolio of Federated Investment Series Funds, Inc.

This Rule 497(e) filing is submitted for the sole purpose of submitting the XBRL Interactive Data File exhibits for the revised Risk/Return Summary of the above-named Fund and Classes. This Interactive Data File relates to, and incorporates by reference, the supplement to the Prospectus for the Fund and Classes filed pursuant to Rule 497(e) on March 24, 2020, Accession No. 0001623632-20-000607. The exhibits filed herewith do not constitute the complete publicly filed disclosure for the Fund and its Classes, and should be used in conjunction with the complete prospectus for the Fund and its Classes, as revised.

Exhibit List for Interactive Data File Submissions.

EX-101.INS	INSTANCE
EX-101.SCH	SCHEMA
EX-101.DEF	DEFINITION LINKBASE
EX-101.LAB	LABEL LINKBASE
EX-101.PRE	PRESENTATION LINKBASE